Defined Contribution Plan	12 Months Ended
Sep. 30, 2013
Defined Benefit Plans and Other Postretirement Benefit Plans Disclosures [Abstract]
Defined Contribution Plan [Text Block]
Defined Contribution Plan

The Company sponsors a defined contribution plan, which extends participation eligibility to the vast majority of U.S. employees. The Company matches 50% of participant’s before-tax contributions up to 6% of eligible compensation. As a result of the freezing of the U.S. pension plan, effective January 1, 2014 the Company will match 100% of participant’s before-tax contributions up to 6% of eligible compensation. Amounts charged to expense during fiscal 2013, 2012, and 2011 were $9.3, $9.3, and $9.2, respectively, and are reflected in SG&A and Cost of products sold in the Consolidated Statements of Earnings and Comprehensive Income.